Exhibit 10.5

AMENDED AND RESTATED OPERATING EXPENSE RESPONSIBILITY AGREEMENT

This Amended and Restated Operating Expense Responsibility Agreement, entered into on the date set forth below, is by and among TriLinc Global, LLC, a Delaware limited liability company (“Sponsor”), TriLinc Advisors, LLC, a Delaware limited liability company (“Advisor”), and TriLinc Global Impact Fund, LLC, a Delaware limited liability company (“Fund” and together with the Sponsor and the Advisor, the “Parties”).

WHEREAS, the Sponsor has agreed to be responsible for the payment of certain of the Fund’s cumulative operating costs incurred through and including December 31, 2017, including the management and incentive fees due to the Advisor that have not been paid by the Fund (all as collectively set forth in Exhibit A hereto and referred to as “Fund Expenses”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Expense Responsibility for Fund Expenses. The Sponsor shall pay the Fund Expenses and will only be entitled to reimbursement of the cumulative Fund Expenses to the extent the Fund’s investment income for any quarter as reflected on the statement of operations exceeds the sum of (a) total distributions to unitholders incurred during the quarter and (b) the Fund’s expenses as reflected on the statement of operations for the same quarter (the “Reimbursement Hurdle”). To the extent the Fund is not successful in satisfying the Reimbursement Hurdle, no amount will be payable for that quarter by the Fund for reimbursement to the Sponsor of the cumulative Fund Expenses.  If the Sponsor is entitled to receive reimbursement for any given quarter because the Company’s investment income exceeds the Reimbursement Hurdle for such quarter, the Company will apply the excess amount (the “Excess Amount”) as follows: (i) first, the Company will reimburse the Sponsor for all expenses, other than management fees and incentive fees, that the Sponsor previously paid on behalf of the Company as listed on Exhibit A, which will generally consist of operating expenses (the “Previously Paid Operating Expenses”) until all Previously Paid Operating Expenses incurred to date have been reimbursed; and (ii) second, the Company will apply 50% of the Excess Amount remaining after the payment of Previously Paid Operating Expenses to reimburse the Sponsor for the management fees and incentive fees that the Sponsor has agreed to pay on the Company’s behalf until all such management fees and incentive fees [accrued to date] have been reimbursed.

2.

Entire Agreement.  This Agreement sets forth the entire agreement of the Parties with respect to the matters contained herein and no prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose.

3.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on March 26, 2018

TRILINC GLOBAL, LLC

By:	/s/ Brent L. VanNorman
Name:	Brent L. VanNorman
Title:	COO and CFO

TRILINC ADVISORS, LLC

By:	/s/ Brent L. VanNorman
Name:	Brent L. VanNorman
Title:	COO and CFO

TRILINC GLOBAL IMPACT FUND, LLC

By:	/s/ Gloria S. Nelund
Name:	Gloria S. Nelund
Title:	Chairman and CEO

Attachment A

Schedule of Services Incurred by TriLinc Global Impact Fund, LLC through December 31, 2017

Vendor	Description of Services	Amount
ANDE	2013-2014 Membership	$5,000
ASTA	Document Translation	3,186
Apex Fund Services	Fund Administration	293,490
Bank of NY Mellon	Fund Administration	90,000
Bank of NY Mellon	Bank fees	17,277
Board of Managers	Board Wages	715,364
Board of Managers	Board Meeting expenses	128,939
Credit Cards	Travel - Dead deal costs	62,987
Deloitte & Touche	Audit	401,400
Deloitte & Touche	Tax services	483,132
Delphos International	Consulting	10,000
DST Systems, Inc.	Transfer Agent	1,127,551
Duff & Phelps	Valuation services	65,831
Emtek Solutions, LLC	PAES/TAS	7,875
Federal Agent	PAES/TAS	12,750
Greenberg Traurig	Legal Services	809,329
IDB Bank	Due Diligence	50,000
iUVO Talent	PAES/TAS	12,318
Josh Zuckerwise	Travel expenses	4,023
Legatum Global Development Limited	PAES/TAS	292,500
Leverages Notes	Interest	47,573
Lewis Kopp	Expense reimbursement	14,348
Lincoln National Insurance	Keyman insurance	8,558
Maples and Calder	Legal Services	118,288
Moss Adams	Audit and 10-Q review	439,538
MF Analytics	PAES/TAS	65,159
O'Connor Davies	SOX Compliance	80,659
PathNorth	2013 Core Membership	4,167
Paul Sanford	Travel expenses	5,212
Payroll	PAES/TAS	150,091
Pickwick Capital Partners	Leverage	4,270
Robert Mora	PAES/TAS	97,791
Rothstein Kass	SOX Implementation/Compliance	41,027
RR Donnelley	10-K, 10-Q & 8-K Processing	252,190
Spolin Cohen	Legal Services	83,699
State of California & Delaware	Franchise fees	2,350
Steve Napleton	Travel expenses	8,979
Tanir Helayel	PAES/TAS	6,779
Trilinc Advisors, LLC	Copies, postage and miscellaneous	92,579
Trilinc Advisors, LLC	eFront	349,656
Trilinc Advisors, LLC	Management fees	1,717,750
Trilinc Advisors, LLC	Incentive fees	7,832,296
Trilinc Advisors, LLC	Due Diligence	131,628
Trilinc Advisors, LLC	Travel expenses	97,660
Trilinc Advisors, LLC	Legal expenses	219,418
Troy Wiseman	Expense reimbursement	9,701
Trustees of Tufts College	PAES/TAS	18,150
Various	PAES/TAS	14,601
Willis	Fund Insurance	153,695
		$16,660,767